UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  October 12, 1999
                                                  ----------------


                            FREMONT GOLD CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                     33-0773-A                65-0110447
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


103 E. Holly Street, Suite 402, Bellingham, Washington             98225
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (360) 733-3854
                                                     --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 12, 1999, Fremont Gold Corporation ("Fremont") entered into agreements with Cerro Dorado, Inc. ("Cerro Dorado") with respect to the disposition of its Cenizas and Milagro mineral exploration properties located in Chile. Consideration received by Fremont in connection with its sale of the Cenizas and Milagro properties consisted of $25,000.00 cash and 200,000 shares of Cerro Dorado common stock. As additional consideration, Cerro Dorado committed to cause the purchase of 2,857,143 units ("Units") consisting of one share of Fremont common stock and one warrant ("Warrant") to purchase an additional share of Fremont common stock. Each Warrant grants the holder the right to purchase an additional share of common stock for $.03 on or before October 12, 2000 and $.05 thereafter until their expiration on October 12, 2001. Proceeds from the private placement of Units will aggregate $50,000.00 or $.0175 per Unit.

     In addition, Fremont entered into an option agreement with Cerro Dorado with respect to its Resguardo mineral exploration property, also located in Chile. Pursuant to the option agreement Cerro Dorado may earn up to an 80% interest in the Resguardo property in consideration of assuming the lease, exploration and royalty obligations underlying Fremont's lease agreement with the property owners.

     In connection with the above transactions, a finders fee will be paid to an unaffiliated third party equivalent to 10% of the transaction values. This fee will be paid through the issuance of shares of Fremont's common stock at a deemed value of $.0175 per share.

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
ITEM 7. EXHIBITS.

Exhibit Number                      Description                        Reference
-------------- -----------------------------------------------------   ---------

    10.13      Purchase and Sale Agreement dated October 12, 1999,         *
               between Fremont Gold Corporation and Cerro Dorado,
               Inc. - Cenizas Property, Llano Claims

    10.14      Purchase and Sale Agreement dated October 12, 1999,         *
               between Fremont Gold Corporation and Cerro Dorado,
               Inc. - Cenizas Property, Doris Claims

    10.15      Option Agreement dated October 12, 1999, between            *
               Fremont Gold Corporation (Optionor) and Cerro Dorado,
               Inc. (Optionee) - Resguardo Property

    10.16      Purchase and Sale Agreement dated October 12, 1999,         *
               between Fremont Gold Corporation and Cerro Dorado,
               Inc. - Milagro Property

* Filed herewith


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     /s/ Michael J. Hopley
                                                     ---------------------------
                                                     Michael J. Hopley
                                                     Chief Executive Officer

Date: October 27, 1999

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